                                                                    EXHIBIT 10.2

                                                                  CONFORMED COPY


                                    AMENDMENT No. 2 dated as of December 12,
                           2002 (this "Amendment"), to the Credit Agreement dated as of January 25, 2001, as amended by Amendment No. 1 dated as of September 23, 2002 (the "Credit Agreement"), among Oil States International, Inc., a Delaware corporation (the "U.S. Borrower"), PTI Group Inc., a corporation amalgamated under the laws of the Province of Alberta (the "Canadian Borrower" and, together with the U.S. Borrower, the "Borrowers"), the lenders party thereto from time to time (the "Lenders"), Credit Suisse First Boston ("CSFB"), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders and as U.S. collateral agent (in such capacity, the "U.S. Collateral Agent") for the Lenders, and Credit Suisse First Boston (formerly, Credit Suisse First Boston Canada), a bank organized under the laws of Canada ("CSFBC"), as administrative agent (in such capacity, the "Canadian Administrative Agent") for the Canadian Lenders, and as Canadian collateral agent (in such capacity, the "Canadian Collateral Agent") for the Canadian Lenders. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

         A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended, and have agreed to extend, credit to the Borrowers.

         B. Pursuant to a request made by the Borrowers on November 8, 2002, and agreed to by the requisite Lenders in accordance with Section 2.09(d) of the Credit Agreement, the Maturity Date has been extended to January 25, 2005.

         C. The Borrowers have requested that the Required Lenders agree to amend the Credit Agreement to, among other things, provide a mechanism by which the U.S. Commitments may be increased by up to U.S. $25,000,000 in the aggregate.

         D. The Required Lenders are willing so to amend the Credit Agreement on the terms and subject to the conditions herein contained.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Amendment. (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

                  (i) The definition of the term "Applicable Percentage" is hereby amended and restated in its entirety to read as follows:

                  ""Applicable Percentage" shall mean, for any day, with respect to any Eurocurrency Loan, ABR Loan, B/A Loan, Canadian Prime Rate Loan, U.S. Base Rate Loan or the Commitment Fee, the applicable percentage set forth below under the applicable caption, based upon the Leverage Ratio as of the relevant date of determination:

                                                                               2

        =======================================================================================================
                                                      ABR, Canadian Prime Rate and
          Leverage Ratio    Eurocurrency/B/A Spread       U.S. Base Rate Spread      Commitment Fee Percentage
        -------------------------------------------------------------------------------------------------------
         Category 1
         ----------

            Less than
            0.75 to 1.00             1.75%                        0.75%                        0.50%
        -------------------------------------------------------------------------------------------------------

         Category 2
         ----------

            Greater than
            or equal to
            0.75 to 1.00
            but less than
            1.50 to 1.00             2.00%                        1.00%                        0.50%
        -------------------------------------------------------------------------------------------------------

         Category 3
         ----------

            Greater than
            or equal to
            1.50 to 1.00
            but less than
            2.00 to 1.00             2.25%                        1.25%                         0.50%
        -------------------------------------------------------------------------------------------------------

         Category 4
         ----------

            Greater than
            or equal to
            2.00 to 1.00
            but less than
            2.75 to 1.00             2.50%                        1.50%                        0.50%
        -------------------------------------------------------------------------------------------------------

         Category 5
         ----------

            Greater than
            or equal to
            2.75 to 1.00
            but less than
            3.50 to 1.00             2.75%                        1.75%                        0.50%
        -------------------------------------------------------------------------------------------------------

         Category 6
         ----------

            Greater than
            or equal to
            3.50 to 1.00             3.00%                        2.00%                        0.50%
        =======================================================================================================

                  Each change in the Applicable Percentage resulting from a change in the Leverage Ratio shall be effective with respect to all Loans and Letters of Credit outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(d), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change; provided, however, that at any time during which the U.S. Borrower has failed to deliver when due the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(d), respectively, the Leverage Ratio shall be deemed to be in Category 6 for purposes of determining the Applicable

         Percentage. Notwithstanding the foregoing, from and including the Second Amendment Effective Date through six months following such date, the Leverage Ratio shall be deemed to be not less than 0.75 to 1.00 for purposes of determining the Applicable Percentage."

                  (ii) The definition of the term "Lenders" is hereby amended and restated in its entirety to read as follows:

                  ""Lenders" shall mean (a) the persons listed on Schedule 2.01 (other than any such person that has ceased to be a party hereto pursuant to an Assignment and Acceptance) and (b) any person that has become a party hereto pursuant to an Assignment and Acceptance or an Incremental Assumption Agreement."

                  (iii) The definition of the term "Loan Documents" is hereby amended and restated in its entirety to read as follows:

                  ""Loan Documents" shall mean, collectively, this Agreement, the Guarantee Agreements, the Security Documents and each Incremental Assumption Agreement."

                  (iv) The following definitions are hereby inserted in the appropriate alphabetical order:

                  ""Incremental Assumption Agreement" shall mean an Incremental Assumption Agreement in form and substance reasonably satisfactory to the Administrative Agent, among the U.S. Borrower, the Administrative Agent and one or more Incremental Lenders."

                  ""Incremental Commitment" shall mean the commitment of any Lender, established pursuant to Section 2.23, to make U.S. Loans to the U.S. Borrower."

                  ""Incremental Commitment Amount" shall mean, at any time, the excess, if any, of (a) U.S. $25,000,000 over (b) the aggregate amount of all Incremental Commitments established prior to such time pursuant to Section 2.23."

                  ""Incremental Lender" shall have the meaning assigned to such term in Section 2.23."

                  ""Second Amendment Effective Date" shall mean the "Amendment Effective Date", as such term is defined in Section 3 of Amendment No. 2 dated as of December 12, 2002, to this Agreement."

                  (b) Section 2.21(b) of the Credit Agreement is hereby amended by deleting the figure "U.S. $10,000,000" and substituting in lieu thereof the figure "U.S. $15,000,000".

                  (c) Article II of the Credit Agreement is hereby amended by inserting the following Section at the end thereof:

                  "SECTION 2.23. Increase in U.S. Commitments. (a) The U.S. Borrower may, by written notice to the Administrative Agent from time to time after the Second Amendment Effective Date, request that the Total U.S. Commitment be increased by an amount not to exceed the Incremental Commitment Amount at such time. Upon the approval of such request by the Administrative Agent (which approval shall not be unreasonably withheld), the Administrative Agent shall deliver a copy thereof to each Lender. Such notice shall set forth (a) the amount of the requested increase in the Total U.S. Commitment (which shall be in minimum increments of U.S. $1,000,000 and a minimum amount of U.S. $5,000,000 or equal to the remaining Incremental Commitment Amount) and
         (b) the date on which such increase is requested to become effective (which shall not be less than 10 Business Days nor more than 60 days after the date of such notice and which, in any event, must be on or prior to the Maturity Date), and shall offer each U.S. Lender the opportunity to increase its U.S. Commitment by its U.S. Pro Rata Percentage of the proposed increase amount. Each U.S. Lender shall, by notice to the U.S. Borrower and the Administrative Agent given not more than 10 days after the date of the Administrative Agent's notice, either agree to increase its U.S. Commitment by all or a portion of the offered amount (each Lender so agreeing being an "Increasing Lender") or decline to increase its U.S. Commitment (and any Lender that does not deliver such a notice within such period of 10 days shall be deemed to have declined to increase its U.S. Commitment) (each Lender so declining or being deemed to have declined being a "Non-Increasing Lender"). In the event that, on the 10th day after the Administrative Agent shall have delivered a notice pursuant to the second sentence of this paragraph, the U.S. Lenders shall have declined any increase or agreed pursuant to the preceding sentence to increase their U.S. Commitment by an aggregate amount less than the increase in the Total U.S. Commitment requested by the U.S. Borrower, the U.S. Borrower may arrange for one or more banks or other entities (any such bank or other entity referred to in this clause (a) being called an "Augmenting Lender" and, together with the Increasing Lenders, the "Incremental Lenders"), to extend the U.S. Commitment in an aggregate amount equal to the unsubscribed amount; provided that each Augmenting Lender shall be subject to the approval of the Administrative Agent and the Issuing Bank (which approvals shall not be unreasonably withheld or delayed). Any increase in the Total U.S. Commitment may be made in an amount which is less than the increase requested by the U.S. Borrower if the U.S. Borrower is unable to arrange for, or chooses not to arrange for, Augmenting Lenders.

                  (b) The U.S. Borrower and each Incremental Lender shall execute and deliver to the Administrative Agent an Incremental Assumption Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Incremental Commitment of such Incremental Lender or its status as a Lender hereunder. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Assumption Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Commitment evidenced thereby.

                  (c) Each of the parties hereto hereby agrees that the Administrative Agent may take any and all actions as may be reasonably necessary to ensure that, after giving effect to any increase in the Total U.S. Commitment pursuant to this Section 2.23, the outstanding U.S. Loans (if any) are held by the Lenders in accordance with their new U.S. Pro Rata Percentages. This may be accomplished at the discretion of the Administrative Agent (i) by requiring the outstanding U.S. Loans to be prepaid with the proceeds of a new Borrowing, (ii) by causing Non-Increasing Lenders to assign portions of their outstanding U.S. Loans to Incremental Lenders, (iii) by permitting the Borrowings outstanding at the time of any increase in the Total U.S. Commitment pursuant to this Section 2.23 to remain outstanding until the last days of the respective

Interest Periods therefor, even though the Lenders would hold such Borrowings other than in accordance with their new U.S. Pro Rata Percentages, or (iv) by any combination of the foregoing. Any prepayment or assignment described in this paragraph (c) shall be subject to indemnification by the U.S. Borrower pursuant to Section 2.15, but otherwise without premium or penalty.

                  (d) Notwithstanding the foregoing, no increase in the Total U.S. Commitment (or in the U.S. Commitment of any Lender) or addition of a new Lender shall become effective under this Section 2.23 unless,
         (i) on the date of such increase, the conditions set forth in paragraphs (b) and (c) of Section 4.01 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the U.S. Borrower and (ii) the Administrative Agent shall have received (with sufficient copies for each of the Lenders) legal opinions, board resolutions and an officer's certificate consistent with those delivered on the Closing Date under clauses (a)(i) and (c)(ii)(B) of
         Section 4.02."

                  (d) Section 6.04(g) of the Credit Agreement is hereby amended by deleting the figure "U.S. $5,000,000" and substituting in lieu thereof the figure "U.S. $10,000,000".

         SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant to each of the Lenders, the Administrative Agents, the Issuing Bank and the Collateral Agents that after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

         SECTION 3. Effectiveness. This Amendment shall become effective as of the date first written above on the date (the "Amendment Effective Date") on which (a) the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers, the Guarantors and the Required Lenders and (ii) the Amendment Fees (as defined below) and (b) the Maturity Date shall have been extended to January 25, 2005, pursuant to Section 2.09(d) of the Credit Agreement.

         SECTION 4. Amendment Fees. The Borrowers agree to pay to each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) by 5:00 p.m., New York City time, on November 26, 2002 (the "Return Date"), an amendment fee (the "Amendment Fee" and, collectively, the "Amendment Fees") in an amount equal to 0.25% of such Lender's Commitments (whether used or unused) as of the Return Date. The Amendment Fees shall be payable in immediately available U.S. dollars on the Amendment Effective Date. Once paid, the Amendment Fees shall not be refundable.

         SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Collateral Agents or the Administrative Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan

Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 9. Expenses. The Borrowers agree to reimburse the Administrative Agents for all out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agents.

         SECTION 10. Acknowledgment of Guarantors. Each of the Subsidiary Guarantors listed on Annex I hereto and PTI Holdco Sub hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                  OIL STATES INTERNATIONAL, INC.,

                                  by /s/ Cindy B. Taylor
                                     -------------------------------------------
                                     Name:  Cindy B. Taylor
                                     Title: Senior Vice President & CFO


                                  PTI GROUP INC.,

                                  by /s/ Cindy B. Taylor
                                     -------------------------------------------
                                     Name:  Cindy B. Taylor
                                     Title: Senior Vice President


                                  THE SUBSIDIARY GUARANTORS LISTED ON ANNEX I
                                  HERETO,

                                  by /s/ Robert W. Hampton
                                     -------------------------------------------
                                     Name:  Robert W. Hampton
                                     Title: Vice President and
                                            Assistant Secretary

                                  892493 ALBERTA INC.,

                                  by /s/ Cindy B. Taylor
                                     -------------------------------------------
                                     Name:  Cindy B. Taylor
                                     Title: Senior Vice President


                                  CREDIT SUISSE FIRST BOSTON,
                                  individually and as Administrative Agent,

                                  by /s/ James P. Moran
                                     -------------------------------------------
                                     Name:  James P. Moran
                                     Title: Director

                                  by /s/ Ian W. Nalitt
                                     -------------------------------------------
                                     Name:  Ian W. Nalitt
                                     Title: Associate

                                                                               8
                                  CREDIT SUISSE FIRST BOSTON,
                                  individually and as Canadian Administrative
                                  Agent,

                                  by /s/ Alain Daoust
                                     -------------------------------------------
                                     Name:  Alain Daoust
                                     Title: Director

                                  by /s/ Peter Chauvin
                                     -------------------------------------------
                                     Name:  Peter Chauvin
                                     Title: Vice President


                                  HIBERNIA NATIONAL BANK,
                                  individually and as Co-syndication Agent,

                                  by /s/ Stephen H. Birnbaum
                                     -------------------------------------------
                                     Name:  Stephen H. Birnbaum
                                     Title: Vice President


                                  ROYAL BANK OF CANADA, individually
                                  and as Co-syndication Agent

                                  by /s/ Lorne Gartner
                                     -------------------------------------------
                                     Name:  Lorne Gartner
                                     Title: Vice President


                                  THE BANK OF NOVA SCOTIA, as a U. S. Lender

                                  by /s/ N. Bell
                                     -------------------------------------------
                                     Name:  N. Bell
                                     Title: Senior Manager

                                  THE BANK OF NOVA SCOTIA, as a
                                  Canadian Lender

                                  by /s/ Dan W. Lindquist
                                     -------------------------------------------
                                     Name:  Dan W. Lindquist
                                     Title: Director

                                  by /s/ Shari Sentner
                                     -------------------------------------------
                                     Name:  Shari Sentner
                                     Title: Associate Director


                                  BANK OF SCOTLAND,

                                  by /s/ Joseph Fratus
                                     -------------------------------------------
                                     Name:  Joseph Fratus
                                     Title: First Vice President


                                  SOUTHWEST BANK OF TEXAS, N.A.,

                                  by /s/ Ross Bartley
                                     -------------------------------------------
                                     Name:  Ross Bartley
                                     Title: Assistant Vice President


                                  THE TORONTO-DOMINION BANK, as a U. S. Lender

                                  by /s/ Stephen D. Wannamaker
                                     -------------------------------------------
                                     Name:  Stephen D. Wannamaker
                                     Title: Vice President, Credit Risk Mgt.


                                  THE TORONTO-DOMINION BANK, as a
                                  Canadian Lender

                                  by /s/ K. L. Ken Baker
                                     -------------------------------------------
                                     Name:  K. L. Ken Baker
                                     Title: Manager, Commercial Credit

                                  WELLS FARGO BANK TEXAS, N.A.

                                  by /s/ Lance Reynolds
                                     -------------------------------------------
                                     Name:  Lance Reynolds
                                     Title: Relationship Manager

                                                                         ANNEX I



                              SUBSIDIARY GUARANTORS


U.S. Subsidiary Guarantors
--------------------------
Applied Hydraulic Systems, Inc.
A-Z Terminal Corporation
Barlow-Hunt, Inc.
Capstar Drilling, L.P.
Capstar Drilling GP, L.L.C.
Capstar Drilling LP, L.L.C.
Crown Camp Services Inc.
General Marine Leasing Inc.
HWC Energy Services, Inc.
HWC Holdings, Inc.
HWC Limited
Hydraulic Well Control, Inc.
Oil States Industries, Inc.
Oil States Skagit SMATCO, LLC
Sooner Holding Company
Sooner Inc.
Sooner Pipe Inc.
Specialty Rental Tools & Supply, L.P.

Canadian Subsidiary Guarantors
------------------------------
Crown Camp Services, Ltd.
Diamond Resource Services Ltd.
PTI Camp Installations Ltd.
PTI International Ltd.
Travco Industrial Housing Ltd.